Exhibit 10.1

SEPARATION AGREEMENT AND GENERAL RELEASE

February 23, 2025

Elisa Palazzo

[address]

[address]

This Separation Agreement and General Release (the “Agreement”) is entered into by and between CarGurus, Inc. (referred to throughout this Agreement as “Employer”) and Elisa Palazzo (“Employee”). The term “Party” or “Parties” as used herein shall refer to Employer, Employee, or both, as may be appropriate.

1.
Last Day of Employment. Unless Employee decides to extend Employee’s employment through the Extended Separation Date (as defined below), Employee’s last day of employment with Employer is February 21, 2025 (the “Separation Date”). Regardless of whether Employee signs this Agreement, Employee will receive Employee’s regular pay and benefits through the Separation Date, as well as any accrued, but unused vacation time and shall be reimbursed for any incurred expenses that have been properly submitted and approved in accordance with Employer’s policies, including any relocation expenses properly submitted in accordance with and pursuant to the relocation repayment agreement, executed by Employee on October 16, 2023. To accept this Agreement, Employee must sign and return the Agreement no later than 8:00 AM EST on February 24, 2025. This Agreement shall be effective and binding on all parties upon Employer’s receipt of the executed Agreement (the “Effective Date”).
2.
Consideration.
(a)
In consideration for Employee timely signing this Agreement, and in compliance with the promises made herein, Employer agrees to provide Employee the following payments and benefits (the “Severance Benefits”), as long as Employee remains employed and complies with all Employer rules and policies through the Extended Separation Date (as defined below). In addition, in order to be eligible for the payments and benefits set forth in Sections 2(c) through 2(d) below, Employee must timely sign and return Exhibit A no earlier than the Extended Separation Date. For the avoidance of doubt, Employee will not be entitled to any payments or benefits set forth below if Employee materially breaches the terms of this Agreement (provided, however, that prior to any such termination, Employer shall provide Employee with notice of such breach and, if curable, allow Employee at least three (3) days to cure such breach).
(b)
Employer will extend Employee’s Separation Date to March 7, 2025 (the “Extended Separation Date”). Prior to the Extended Separation Date, Employee will continue to receive Employee’s regular pay, less lawful deductions (the “Transition Period,” defined further below). Additionally, Employee shall receive Employee’s 2024 bonus in the amount of One Hundred Eighty-Five Thousand Five Hundred Dollars ($185,500) to be paid on February 28, 2025, conditioned upon Employee’s continued employment through such date, and 5,724 shares of Employer’s class A common stock shall be issued on March 4, 2025 upon the vesting and settlement of restricted stock units granted to Employee under Employer’s Omnibus Incentive Compensation Plan, conditioned upon Employee’s continued employment on such date and consistent with the terms and conditions of Employer’s Omnibus Incentive Compensation Plan. In

the event that Employee obtains new employment prior to the Extended Separation Date, and Employee signs and returns Exhibit A, Employer will pay Employee the balance of any Severance Benefits. The payment will be made within sixty (60) days of the Extended Separation Date, in accordance with Employer’s payroll practice, and subject to Employer’s receipt of the executed Exhibit A.
(c)
Employer will pay to Employee the gross amount of Two Hundred Ninety Two Thousand Five Hundred and 00/100 Dollars ($292,500.00), less lawful deductions, representing nine (9) months of pay. This payment will be made in one lump sum payment. The payment will be made within sixty (60) days of the Extended Separation Date, in accordance with Employer’s payroll practices, and subject to Employer’s receipt of the executed Exhibit A.
(d)
Subject to Employee’s completion of the appropriate forms, and subject to all the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), through December 31, 2025 (the Extended Separation Date through this date is the “COBRA Subsidy Period”), Employer will pay the employer portion of premiums for Employee’s participation in Employer’s medical and dental insurance plans (at the same level of coverage for Employee in effect immediately prior to the Extended Separation Date) through COBRA to the same extent that such insurance is provided to persons currently employed by Employer. Employer will make these payments to the COBRA administrator each month during the COBRA Subsidy Period while Employee remains eligible if Employee does not become eligible for other benefits through new employment, and Employee will be required to pay the employee portion of premiums plus a 2% administrative fee, also directly to Employer’s COBRA administrator. If Employee obtains employment that provides medical and/or dental insurance, Employee agrees to notify Employer, and Employer will no longer be obligated to provide payment for the benefit continuation hereunder. Employee also has the right to continue insurance coverage after this period, subject to the requirements of COBRA, at Employee’s own cost. Employer payments of Employee’s COBRA premiums are subject to all the terms and conditions set forth in the Employer’s group health plan intended to avoid any excise tax under Section 4980D of the Internal Revenue Code of 1986, as amended (the “Code”). If the Employer, in its sole discretion, determines the payments of any COBRA premiums would violate the nondiscrimination rules or cause the reimbursement of claims to be taxable under the Patient Protection and Affordable Care Act of 2010, together with the Health Care and Education Reconciliation Act of 2010 (collectively, the “Act”) or Section 105(h) of the Code, the premium payments will be imputed as income and treated as taxable to the Employee to the extent necessary to eliminate any discriminatory treatment or taxation under the Act or Section 105(h) of the Code. Nonetheless, if Employee becomes employed by another employer and is eligible for coverage under the group benefits plan of the new employer, Employer will no longer pay premiums for COBRA continuation as of the date of eligibility. Employee agrees to immediately notify Employer in writing of such new employment so that Employer receives such notification prior to the commencement of this employment. Such notice shall be delivered to Sanam Feldman, Vice President of Human Resources at [email].

3.
No Consideration Absent Execution of this Agreement. Employee understands and agrees that Employee would not receive the monies and/or benefits specified in Section 2 above, except for Employee’s fulfillment of the promises contained herein and in Exhibit A. Should Employee breach any provision of this Agreement, Employee shall not be entitled to any additional monies and/or benefits specified in Section 2 above, however Employee’s release of claims shall remain in effect.
4.
Transition Period. If this Agreement becomes effective as provided in Section 1, then effective as of the day Employee signs this Agreement (the “Transition Period Start Date”) Employee will be employed in a transition role. During the Transition Period, Employee agrees to (a) assist Employer in the transition of work in connection with any of the duties Employee has performed for Employer, (b) perform any other specific project(s) assigned to Employee by Employer, (c) act professionally, constructively, and consistent with the best interests of Employer, (d) comply with all Employer written policies and procedures and with all lawful directives of Employer; and (e) comply with the terms of this Agreement. All duties in this Section 4 shall be collectively referred to herein as “Transition Duties.” During the Transition Period, Employee shall continue: (i) to receive Employee’s regular pay, less lawful deductions; and (ii) to participate in Employer’s employee benefits programs and employee insurance benefits programs, but only to the extent that Employee currently participates in such programs and remain eligible under any applicable plan document(s). Employee specifically acknowledges that the notice of termination and offer of continuation of Employee’s employment during the Transition Period is being provided as part of the separation of Employee’s employment and is in consideration of Employee’s covenants set forth herein, including the release of claims set forth in Section 5. Employee acknowledges that after the Extended Separation Date Employee shall have no authority to represent Employee as an employee or agent of Employer.
5.
General Release, Claims Not Released and Related Provisions.
(a)
General Release of All Claims. Employee, on Employee’s own behalf and on behalf of Employee’s heirs, executors, administrators, successors, and assigns knowingly and voluntarily releases and forever discharges Employer, its direct and indirect parent corporations, affiliates, subsidiaries, divisions, predecessors, insurers, reinsurers, representatives, successors, and assigns, and their current and former employees, attorneys, partners, officers, directors and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries, both individually and in their business capacities (collectively referred to throughout the remainder of this Agreement as “Releasees”), of and from any and all claims, known and unknown, asserted or unasserted, which the Employee has or may have against Releasees as of the date of execution of this Agreement, including, but not limited to, any alleged violation of the following, as amended:
•
Executive Order 11141;
•
Title VII of the Civil Rights Act of 1964;
•
Sections 1981 through 1988 of Title 42 of the United States Code;
•
The Employee Retirement Income Security Act of 1974;
•
The Internal Revenue Code of 1986, as amended;
•
The Immigration Reform and Control Act;

•
The Americans with Disabilities Act of 1990;
•
The Worker Adjustment and Retraining Notification Act;
•
The Fair Credit Reporting Act;
•
The Family and Medical Leave Act;
•
The Equal Pay Act;
•
The Genetic Information Nondiscrimination Act of 2008;
•
The Uniformed Services Employment and Reemployment Rights Act of 1994;
•
Families First Coronavirus Response Act;
•
The Pregnant Worker’s Fairness Act;
•
Executive Order 11246;
•
The Rehabilitation Act;
•
The Vietnam Era Veterans’ Readjustment Assistance Act;
•
The Massachusetts Law Against Discrimination, G.L. c. 151B, as amended;
•
The Massachusetts Equal Rights Act, G.L. c. 93, as amended;
•
The Massachusetts Civil Rights Act, G.L. c. 12, as amended;
•
The Massachusetts Privacy Statute, G.L. c. 214, § 1B, as amended;
•
The Massachusetts Sexual Harassment Statute, G.L. c. 214, § 1C;
•
The Massachusetts Wage Payment Statute, G.L. c. 149, §§ 148, 148A, 148B, 148C, 149, 150, 150A-150C, 151, 152, 152A, et seq.;
•
The Massachusetts Wage and Hour laws, G.L. c. 151§1A et seq.;
•
The Massachusetts Fair Employment Practices Act., G.L. c. 151B;
•
The Massachusetts Workers’ Compensation Act, G.L. c. 152, § 75B;
•
The Massachusetts Small Necessities Act, G.L. c. 149, § 52D;
•
The Massachusetts Equal Pay Act, G.L. c. 149, § 105A-C;
•
The Massachusetts Equal Rights for the Elderly and Disabled, G.L. c. 93, § 103;
•
The Massachusetts AIDS Testing statute, G.L. c. 111, §70F;
•
The Massachusetts Consumer Protection Act, G.L. c. 93A;
•
Massachusetts Employment Leave for Victims and Family Members of Abuse, G.L. c. 149, §52E, as amended;
•
The Massachusetts Earned Sick Time Law, M.G.L. c. 149, § 148C;
•
The Massachusetts Paid Family and Medical Leave Act, M.G.L. c.175M et seq.;
•
Massachusetts Parental Leave Act, G.L. c. 149, § 105D;
•
Massachusetts Age Discrimination Law, G.L. c. 149 §24 A et seq.;
•
The New York State Executive Law (including its Human Rights Law);
•
The New York Equal Pay Law;
•
The New York Non-Discrimination for Legal Activities Law;
•
The New York Whistleblower Law;
•
The New York Workers’ Compensation Law;
•
The New York wage and hour and wage payment laws and regulations;
•
The New York Paid Sick Leave Law;
•
The New York False Claims Act;
•
The New York Criminal and Consumer Background Laws, N.Y. Gen. Bus. Law Sec. 380-B et seq.;

•
The Non-Discrimination and Anti-Retaliation Provisions of the New York Workers’ Compensation Law and the New York Disabilities Law;
•
The New York Labor Law;
•
The New York State Worker Adjustment and Retraining Notification Act;
•
The New York Occupational Safety and Health Laws;
•
The New York Fair Credit Reporting Act;
•
The New York Constitution;
•
The New York City Administrative Code and Charter (including its Human Rights Law);
•
The New York City Earned Sick Time Act;
•
The New York City Temporary Schedule Change Law;
•
The New York City Human Rights Law;
•
The New York City Civil Rights Law;
•
Any other claims under any local, state, or federal common law theory, including but not limited to any claim for wrongful discharge, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotion distress, invasion of privacy, misrepresentation, deceit, fraud or negligence, breach of contract, implied contract, promissory estoppel, quantum meruit, any claim to attorney’s fees under any applicable statute or common law theory of recovery, or any claim sounding in tort;
•
Any other federal, state, or local law, rule, regulation, or ordinance;
•
Any other public policy, contract, tort, or common law; or
•
Any other claim for costs, fees, or other expenses including attorneys’ fees incurred in these matters.

Employee specifically acknowledges that, upon Employee’s execution of this Agreement, Employee has been properly paid for all time worked and is unaware of any facts that would support a claim by Employee against any of the Releasees for any claim of unpaid wages or overtime or any other violation of the Fair Labor Standards Act and/or applicable state or local wage and hour laws.

(b)
Claims Not Released. Employee is not waiving any rights Employee may have to: (i) indemnification, contribution, advancement or defense as provided by, and in accordance with the terms of the Company by-laws, certificate of incorporation, liability insurance coverage, or applicable law; (ii) Employee’s own vested or accrued employee benefits under Employer’s qualified retirement benefit plans as of the Extended Separation Date; (iii) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (iv) pursue claims which by law cannot be waived by signing this Agreement; and (v) enforce this Agreement.
(c)
Governmental Agencies. Nothing in this Agreement, or any other agreement between Employee and Employer, restricts or prohibits Employee from initiating communications directly with, responding to any inquiries from, providing testimony before or information to, reporting possible violations of law or regulation (including any good faith allegation of unlawful employment practices or criminal conduct), filing a claim or assisting with an investigation directly with law enforcement, a self-regulatory authority, a government agency or entity, including the U.S. Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the Securities and Exchange Commission, Congress, and any agency Inspector General, or any appropriate federal, state, or local official (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation (“Communications with Government Authorities”). This Agreement does not limit Employee’s right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of law. Employee does not need the prior authorization of Employer to engage in conduct protected by this Section and does not need to notify Employer that Employee has engaged in such conduct. Nothing in this Agreement restricts or prohibits Employee from making truthful statements or disclosures required by law, regulation, or legal process; or Employee’s ability to request or receive confidential legal advice.
(d)
Collective/Class Action Waiver. If any claim is not subject to release, to the extent permitted by law, Employee waives any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which Employer or any other Releasee identified in this Agreement is a party.
6.
Confidentiality. Subject to the Communications with Government Authorities and Paragraph 5(c), Employee agrees not to disclose any information regarding the substance or terms of this Agreement, except to Employee’s immediate family, tax advisor, an attorney with whom Employee chooses to consult regarding Employee’s consideration of this Agreement, and/or to any federal, state, or local government agency. This provision shall not be construed to limit Employee’s rights under the National Labor Relations Act including, but not limited to, the right to engage in protected concerted activity, including discussing terms and conditions of employment with coworkers, and attempting to improve terms and conditions of employment through channels outside the immediate employee-employer relationship, such as through the National Labor Relations Board. This provision does not restrain Employee from disclosure of the underlying facts of any alleged discriminatory or unfair employment practice, including the existence and terms of the Agreement, to any local, state, or federal government agency for any reason. If either Party makes a material misrepresentation about the other Party, the Party making the material misrepresentation may not enforce any nondisclosure provision against the other Party, but all remaining terms of the Agreement remain enforceable.
7.
Acknowledgments and Affirmations.
(a)
Subject to the Communications with Government Authorities and Paragraph 5(c), Employee affirms that Employee has not filed, caused to be filed, or presently is a party to any claim against Employer. Nothing in this Agreement or these Affirmations is intended to impair Employee’s rights under whistleblower laws or cause Employee to disclose Employee’s participation in any governmental whistleblower program or any whistleblowing statute(s) or regulation(s) allowing for anonymity.
(b)
Employee acknowledges that Employee remains obligated under, and agrees to comply with, the provisions of any agreement between Employee and Employer that protects the confidentiality of Employer’s non-public information and imposes certain restrictions and obligations on Employee after the Extended Separation Date, including on Employee’s ability to use or share confidential information or to solicit employees or customers of Employer, each of which is incorporated herein by reference.
(c)
Employee acknowledges and agrees that any obligation of Employer to make payments and provide benefits to Employee under Section 2 and Exhibit A, and Employee’s right to retain those payments and benefits, are expressly conditioned upon Employee’s continued full performance of Employee’s obligations under this Agreement and Exhibit A.
(d)
Employee also affirms that Employee has reported all hours worked (as applicable) and been paid and/or has received all compensation, wages, bonuses, commissions, paid sick leave, predictability pay, and/or benefits which are due and payable as of the date Employee signs this Agreement. Employee also affirms Employee has been reimbursed for all necessary expenses or losses in following Employer’s directions or incurred by Employee within the scope of Employee’s employment. Employee affirms that Employee has been granted any leave to which Employee was entitled under the Family and Medical Leave Act and state and local leave and disability accommodation laws.
(e)
Employee further affirms that Employee has no known workplace injuries or occupational diseases.
(f)
Subject to the Communications with Government Authorities and Paragraph 5(c), Employee also affirms that Employee has not divulged any proprietary or confidential information of Employer and will continue to maintain the confidentiality of such information consistent with Employer’s policies and Employee’s agreement(s) with Employer and/or common law. Under the federal Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; (ii) is made to Employee’s attorney in relation to a lawsuit against Employer for retaliation against Employee for reporting a suspected violation of law; or (iii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
(g)
Employee further affirms that Employee has not reported internally to Employer any allegations of wrongdoing by Employer or its officers, including any allegations of corporate fraud, and Employee has not been retaliated against for reporting any such allegations internally to Employer.
(h)
Employee and Employer acknowledge Employee’s rights to make truthful statements or disclosures required by law, regulation, or legal process and to request or receive confidential legal advice, and nothing in this Agreement shall be deemed to impair those rights.
(i)
Employee acknowledges that – to the extent set forth in the General Release of All Claims section above– this Agreement contains a release of any and all claims Employee may have under the Massachusetts Wage Act or any other state or local law and that this Agreement is intended to resolve any and all disputes related to wages, commissions, bonuses, or other compensation.

(j)
If Employee has received a grant of equity from Employer, Employee’s rights under such awards shall be governed by the terms of the applicable equity plans and the award agreements evidencing those grants entered into between Employee and Employer. Employee further acknowledges and agrees that from and after the Extended Separation Date, all vesting of any equity grant under any equity plan (of whatever name or kind, including, without limitation, any stock option plan or plan relating to restricted stock units) that Employee participated in or was eligible to participate in during Employee’s employment with Employer will terminate.
(k)
Subject to the Communications with Government Authorities and Paragraph 5(c), Employee specifically covenants not to file any claim or suit against Releasees, and this covenant is a material term of this Agreement. Employee’s only claim against Releasees, after the date of this Agreement, shall be for breach of this Agreement and any such claim shall be limited to the monetary consideration paid under this Agreement.
8.
Section 409A.

(a) Although Employer does not guarantee the tax treatment of any payments or benefits under this Agreement, it is intended that the payments and benefits under this Agreement be exempt from or, to the extent not exempt, comply with, Section 409A of the Code and the regulations and guidance promulgated thereunder (collectively “Section 409A”), and, accordingly, to the maximum extent possible, this Agreement will be interpreted and construed consistent with such intent. Notwithstanding the foregoing, Employer does not guarantee any particular tax result, and in no event whatsoever will Employer, its affiliates, or their respective officers, directors, employees, counsel, or other service providers, be liable for any tax, interest, or penalty that may be imposed on Employee by Section 409A or damages for failing to comply with Section 409A.

(b) For purposes of Section 409A, whenever a payment hereunder specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of Employer.

(c) To the extent that reimbursements or other in-kind benefits hereunder constitute “deferred compensation” subject to Section 409A, (i) all expenses or other reimbursements hereunder will be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by Employee, (ii) any right to reimbursement or in-kind benefits will not be subject to liquidation or exchange for another benefit, and (iii) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year will in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year.

(d) Any other provision of this Agreement to the contrary notwithstanding, in no event will any payment or benefit hereunder that constitutes “deferred compensation” subject to Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

(e) A termination of employment will not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits that constitute “deferred compensation” subject to Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A, and, for purposes of any such provision, all references in this Agreement to Employee’s “termination”, “termination of employment”, or like terms will mean Employee’s “separation from service” with Employer, and the date of such separation from service will be the date of termination for purposes of any such payment or benefit.

(f) Notwithstanding any other provision of this Agreement to the contrary, if, at the time of Employee’s separation from service, Employee is a “specified employee” within the meaning and in accordance with Treasury Regulation Section 1.409A-1(i), then Employer will defer the payment or commencement of any “deferred compensation” subject to Section 409A that is payable upon separation from service (without any reduction in such payments or benefits ultimately paid or provided to Employee) until the date that is six (6) months following separation from service or, if earlier, the earliest other date as is permitted under Section 409A (and any amounts that otherwise would have been paid during this deferral period will be paid in a lump sum on the day after the expiration of the six (6) month period or such shorter period, if applicable). Employer will determine in its sole discretion all matters relating to who is a “specified employee” and the application of and effects of the change in such determination.

9.
Return of Property. Except as provided otherwise in this Agreement or by law, Employee affirms and acknowledges their obligation to return, without copying or reproducing, all Employer property, documents, and/or confidential information in their possession or control. If Employee was in the office at the time of the notice of separation, Employee affirms that: (a) all Employer property was returned directly to Employer before leaving the premises; and (b) Employee is in possession of all personal property belonging to them, and no personal property was left on Employer’s premises, including, but not limited to, personal information stored on their Employer-issued laptop or other electronic devices (e.g., original personal family photos). If Employee was remote at the time of the notice of separation, Employer will provide a prepaid mailing box for the return of Employer property. Employee agrees to ship all Employer property using the provided box within five (5) business days of receipt. Additionally, Employee acknowledges their obligation to contact Sanam Feldman at [email] within twenty (20) business days of the Effective Date of this Agreement (or sooner) if they believe personal information is stored on their returned Employer-issued laptop, other electronic devices, or left on Employer’s premises that they would like returned (e.g., original personal family photos). Employer will make best efforts to review and return any identified personal property or information while maintaining the integrity of Employer policies and data security.
10.
Non-Disparagement. Employee agrees to refrain from making statements that are maliciously disparaging or defamatory about Releasees, or Releasees’ customers, suppliers, or vendors, including but not limited to communications on social media websites such as Facebook, X (formerly known as Twitter), LinkedIn, or Glassdoor on blogs, by text or email, or other electronic means. This provision does not prohibit Employee from making truthful statements about the terms or conditions of Employee’s employment, or from exercising Employee’s rights under the National Labor Relations Act, government whistleblower programs, or whistleblowing statutes or regulations. The Employer agrees that it will instruct in writing the current members of its Board of Directors and those individuals set forth on Exhibit B that they are not to make any statements that are maliciously disparaging or defamatory about Employee or her reputation, including but not limited to communications on social media websites such as Facebook, X (formerly known as Twitter), LinkedIn, or Glassdoor on blogs, by text or email, or other electronic means. Employee agrees that the Employer does not assume any responsibility for, and shall not be liable for, the unauthorized conduct of the aforementioned individuals once that instruction is given. If Employer receives any third-party inquiries regarding Employee’s employment with the Company, Employer shall respond by providing only Employee’s last position held and dates of employment and confirm that it is Employer’s policy to provide this information.
11.
Governing Law and Interpretation. This Agreement shall be governed and conformed in accordance with the laws of the state in which Employee worked as of the Extended Separation Date without regard to its conflict of laws provision. In the event of a breach of any provision of this Agreement, either Party may institute an action specifically to enforce any term or terms of this Agreement and/or to seek any damages for breach. Should any provision of this Agreement or Exhibit A be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, excluding the general release language, such provision shall immediately become null and void, leaving the remainder of this Agreement and/or Exhibit A in full force and effect.
12.
Cooperation. Upon reasonable prior request (which shall take into consideration Employee’s personal and business commitments), Employee agrees to cooperate with Employer in connection with any present or future litigation, arbitration, mediation, or other legal or regulatory proceeding brought by or against Employer, to the extent Employer deems Employee’s cooperation necessary. This cooperation may include, but will not be limited to, meeting with Employer’s counsel and providing complete, truthful testimony if so requested. Employer will reimburse Employee for reasonable pre-approved out-of-pocket expenses incurred by Employee as a result of this cooperation. Nothing herein shall require Employee to provide anything other than truthful information.
13.
Nonadmission of Wrongdoing. The Parties agree that neither this Agreement nor the furnishing of the consideration for this Agreement shall be deemed or construed at any time for any purpose as an admission by Releasees of wrongdoing or evidence of any liability or unlawful conduct of any kind.
14.
Amendment. This Agreement may not be modified, altered, or changed except in writing and signed by both Parties wherein specific reference is made to this Agreement.
15.
Entire Agreement; Successors. This Agreement sets forth the entire agreement between the Parties hereto, and fully supersedes any prior agreements or understandings between the Parties, except for any arbitration, intellectual property, noncompete, restrictive covenant, non-solicitation, non-disclosure, or confidentiality agreements between Employer and Employee, which shall remain in full force and effect according to their terms. Employee acknowledges that Employee has not relied on any representations, promises, or agreements of any kind made to Employee in connection with Employee’s decision to accept this Agreement, except for those set forth in this Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties, their heirs, executors, administrators, agents, assigns, and estates.

16.
Counterparts and Signatures. This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which, taken together shall constitute the same instrument. A signature made on a faxed or electronically mailed copy of the Agreement or a signature transmitted by facsimile or electronic mail will have the same effect as the original signature.

EMPLOYEE IS ADVISED THAT EMPLOYEE HAS UNTIL 8:00 AM EST ON FEBRUARY 24, 2025 TO CONSIDER THIS AGREEMENT. EMPLOYEE ALSO IS ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EMPLOYEE’S SIGNING OF THIS AGREEMENT.

EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT, DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL CONSIDERATION PERIOD DEADLINE OF 8:00 AM EST ON FEBRUARY 24, 2025.

EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT INTENDING TO WAIVE, SETTLE, AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES.

The Parties knowingly and voluntarily sign this Agreement as of the date(s) set forth below:

ELISA PALAZZO CARGURUS, INC.

By: /s/ Elisa Palazzo By: /s/ Jennifer Hanson

Jennifer Hanson, Chief People Officer

Date: February 23, 2025 Date: February 23, 2025

EXHIBIT A

In consideration of the monies and benefits to be provided to Employee in Sections 2(c) through 2(d) of the above Separation Agreement and General Release (“Agreement”) to which this Exhibit A is attached, and other good and valuable consideration, the receipt of which Employee hereby acknowledges, Employee, on Employee’s own behalf and on behalf of Employee’s heirs, executors, administrators, successors, and assigns knowingly and voluntarily release and forever discharge Employer, its direct and indirect parent corporations, affiliates, subsidiaries, divisions, predecessors, insurers, reinsurers, representatives, successors and assigns, and their current and former employees, attorneys, partners, officers, directors, and agents thereof, both individually and in their business capacities, and their employee benefit plans and programs and their administrators and fiduciaries, both individually and in their business capacities (collectively referred to throughout the remainder of this Exhibit A as “Releasees”), of and from any and all claims, known and unknown, asserted or unasserted, which the Employee has or may have against Releasees as of the date of execution of Exhibit A, including, but not limited to, any alleged violation of the following, as amended:

•
Executive Order 11141;
•
Title VII of the Civil Rights Act of 1964;
•
Sections 1981 through 1988 of Title 42 of the United States Code;
•
The Employee Retirement Income Security Act of 1974;
•
The Internal Revenue Code of 1986, as amended;
•
The Immigration Reform and Control Act;
•
The Americans with Disabilities Act of 1990;
•
The Worker Adjustment and Retraining Notification Act;
•
The Fair Credit Reporting Act;
•
The Family and Medical Leave Act;
•
The Equal Pay Act;
•
The Genetic Information Nondiscrimination Act of 2008;
•
The Uniformed Services Employment and Reemployment Rights Act of 1994;
•
Families First Coronavirus Response Act;
•
The Pregnant Worker’s Fairness Act;
•
Executive Order 11246;
•
The Rehabilitation Act;
•
The Vietnam Era Veterans’ Readjustment Assistance Act;
•
The Massachusetts Law Against Discrimination, G.L. c. 151B, as amended;
•
The Massachusetts Equal Rights Act, G.L. c. 93, as amended;
•
The Massachusetts Civil Rights Act, G.L. c. 12, as amended;
•
The Massachusetts Privacy Statute, G.L. c. 214, § 1B, as amended;
•
The Massachusetts Sexual Harassment Statute, G.L. c. 214, § 1C;
•
The Massachusetts Wage Payment Statute, G.L. c. 149, §§ 148, 148A, 148B, 148C, 149, 150, 150A-150C, 151, 152, 152A, et seq.;
•
The Massachusetts Wage and Hour laws, G.L. c. 151§1A et seq.;
•
The Massachusetts Fair Employment Practices Act., G.L. c. 151B;

•
The Massachusetts Workers’ Compensation Act, G.L. c. 152, § 75B;
•
The Massachusetts Small Necessities Act, G.L. c. 149, § 52D;
•
The Massachusetts Equal Pay Act, G.L. c. 149, § 105A-C;
•
The Massachusetts Equal Rights for the Elderly and Disabled, G.L. c. 93, § 103;
•
The Massachusetts AIDS Testing statute, G.L. c. 111, §70F;
•
The Massachusetts Consumer Protection Act, G.L. c. 93A;
•
Massachusetts Employment Leave for Victims and Family Members of Abuse, G.L. c. 149, §52E, as amended;
•
The Massachusetts Earned Sick Time Law, M.G.L. c. 149, § 148C;
•
The Massachusetts Paid Family and Medical Leave Act, M.G.L. c.175M et seq.;
•
Massachusetts Parental Leave Act, G.L. c. 149, § 105D;
•
Massachusetts Age Discrimination Law, G.L. c. 149 §24 A et seq.;
•
The New York State Executive Law (including its Human Rights Law);
•
The New York Equal Pay Law;
•
The New York Non-Discrimination for Legal Activities Law;
•
The New York Whistleblower Law;
•
The New York Workers’ Compensation Law;
•
The New York wage and hour and wage payment laws and regulations;
•
The New York Paid Sick Leave Law;
•
The New York False Claims Act;
•
The New York Criminal and Consumer Background Laws, N.Y. Gen. Bus. Law Sec. 380-B et seq.;
•
The Non-Discrimination and Anti-Retaliation Provisions of the New York Workers’ Compensation Law and the New York Disabilities Law;
•
The New York Labor Law;
•
The New York State Worker Adjustment and Retraining Notification Act;
•
The New York Occupational Safety and Health Laws;
•
The New York Fair Credit Reporting Act;
•
The New York Constitution;
•
The New York City Administrative Code and Charter (including its Human Rights Law);
•
The New York City Earned Sick Time Act;
•
The New York City Temporary Schedule Change Law;
•
The New York City Human Rights Law;
•
The New York City Civil Rights Law;
•
Any other claims under any local, state, or federal common law theory, including but not limited to, any claim for wrongful discharge, unjust enrichment, breach of a covenant of good faith and fair dealing, violation of public policy, defamation, interference with contractual relations, intentional or negligent infliction of emotion distress, invasion of privacy, misrepresentation, deceit, fraud, or negligence, breach of contract, implied contract, promissory estoppel, quantum meruit, any claim to attorney’s fees under any applicable statute or common law theory of recovery, or any claim sounding in tort;
•
Any other federal, state, or local law, rule, regulation, or ordinance;

•
Any other public policy, contract, tort, or common law; or
•
Any other claim for costs, fees, or other expenses including attorneys’ fees incurred in these matters.

Employee specifically acknowledges that, upon Employee’s execution of this Exhibit A, Employee has been properly paid for all time worked and is unaware of any facts that would support a claim by Employee against any of the Releasees for any claim of unpaid wages or overtime or any other violation of the Fair Labor Standards Act and/or applicable state or local wage and hour laws.

Notwithstanding the foregoing, Employee is not waiving any rights Employee may have to: (i) indemnification, contribution, advancement or defense as provided by, and in accordance with the terms of the Company by-laws, certificate of incorporation, liability insurance coverage, or applicable law; (ii) Employee’s own vested or accrued employee benefits under Employer’s qualified retirement benefit plans as of the Extended Separation Date; (iii) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (iv) pursue claims which by law cannot be waived by signing this Exhibit A; and (v) enforce this Exhibit A.

Employee understands that Employee has been given a reasonable period to consider this general release identified as Exhibit A, and that Employee is hereby advised to consult with and has consulted with an attorney prior to Employee’s execution of this general release identified as Exhibit A.

Employee also agrees that Employer’s obligations to provide Employee with the monies and benefits set forth in Sections 2(c) through 2(d) of the Agreement to which this Exhibit A is attached shall not become effective until Employee provides Employer with an executed version of this Exhibit A.

Employee also acknowledges and agrees that any of Employer’s obligations to provide Employee with the monies and benefits set forth in Sections 2(c) through 2(d) of the Agreement to which this Exhibit A is attached is expressly conditioned on Employee’s continued full performance of Employee’s obligations under Exhibit A.

Employee further acknowledges that Employee has been paid and have received all leave (paid or unpaid), compensation, wages, bonuses, commissions, severance pay, and/or benefits to which Employee may be entitled and that no other leave (paid or unpaid), compensation, wages, bonuses, commissions, severance pay, and/or benefits are due to Employee, except as provided in the Agreement or Exhibit A.

Employee acknowledges that this Exhibit A contains a release of any and all claims Employee may have under the Massachusetts Wage Act and that this Exhibit A is intended to resolve any and all disputes related to wages, commissions, or other compensation.

EMPLOYEE UNDERSTANDS THAT EMPLOYEE CANNOT EXECUTE THIS EXHIBIT A PRIOR TO THE EXTENDED SEPARATION DATE.

EMPLOYEE IS ADVISED THAT EMPLOYEE HAS A REASONABLE PERIOD TO CONSIDER THIS EXHIBIT A. EMPLOYEE ALSO IS ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EMPLOYEE’S SIGNING OF THIS EXHIBIT A.

EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS EXHIBIT A, DO NOT RESTART OR AFFECT IN ANY MANNER THE REASONABLE CONSIDERATION PERIOD.

EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS EXHIBIT A INTENDING TO WAIVE, SETTLE, AND RELEASE ALL CLAIMS EMPLOYEE HAS OR MIGHT HAVE AGAINST RELEASEES.

ELISA PALAZZO CARGURUS, INC.

By: /s/ Elisa Palazzo By: /s/ Jennifer Hanson

Jennifer Hanson, Chief People Officer

Date: March 7, 2025 Date: March 7, 2025